UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

Maiden Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Par-La-Ville Road, Suite 1141 Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (441) 298-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	MHLD	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, on December 29, 2024, Maiden Holdings, Ltd. (“Maiden”) entered into a Combination Agreement (as amended, the “Combination Agreement”) with Kestrel Group LLC, a Delaware limited liability company (“Kestrel”), Ranger Bermuda Topco Ltd, a Bermuda exempted company limited by shares (“Bermuda NewCo”) and the other parties thereto. Upon consummation of the transactions contemplated by the Combination Agreement (the “Transactions”), Maiden and Kestrel will become wholly owned subsidiaries of Bermuda NewCo, which will be renamed “Kestrel Group Ltd”.

In connection with the Transactions, (i) Bermuda NewCo filed a registration statement on Form S-4 (File No. 333-285664), dated March 24, 2025, with the Securities and Exchange Commission (“SEC”) and a related prospectus, dated March 26, 2025, with respect to the Bermuda NewCo common shares to be issued to Maiden shareholders pursuant to the Transactions; and (ii) Maiden filed a definitive proxy statement on Schedule 14A, dated March 26, 2025 (collectively, the “proxy statement/prospectus”), in respect of a special general meeting of Maiden shareholders to approve the Transactions and related matters (the “Special Meeting”). The Special Meeting is scheduled to be held on April 29, 2025 at 3:00 p.m. Atlantic Daylight Time.

Since the filing of the proxy statement/prospectus, seven purported shareholders of Maiden have sent demand letters generally alleging that the proxy statement/prospectus is misleading and/or fails to disclose material information concerning, among other things: (i) certain financial projections ; (ii) certain data and inputs underlying the financial analyses that support the fairness opinion provided by Insurance Advisory Partners LLC (“IAP”); and (iii) potential conflicts of interest of IAP.

In addition, on April 9, 2025 and April 10, 2025, respectively, two separate complaints were filed by purported shareholders in the Supreme Court of the State of New York, County of New York against Maiden and its directors under the captions (i) Nathan Turner v. Maiden Holdings, Ltd. et al., Case No. 652257/2025 (the “Turner Complaint”); and (ii) Mark Thomas v. Maiden Holdings, Ltd. et al., Case No. 154730/2025 (together with the Turner Complaint, the “Complaints”). The Complaints allege that the proxy statement/prospectus is misleading and/or fails to disclose material information concerning, among other things (i) certain financial projections; (ii) certain data and inputs underlying the financial analyses that support the fairness opinion provided by IAP; and (iii) potential conflicts of interest of IAP, and bring claims for negligence and negligent misrepresentation and concealment under New York law. The Complaints seek, among other things, injunctions barring consummation of the Transactions or, in the event that the Transactions are consummated, damages resulting from the alleged violations.

Maiden denies the allegations in the Complaints and the demand letters, denies that any violation of law has occurred and believes that the claims asserted in the Complaints and demand letters are wholly without merit. Maiden believes that the proxy statement/prospectus disclosed all material information required to be disclosed and denies that any of the supplemental disclosures are in any way material or are otherwise required to be disclosed. Solely to minimize any expense and distraction, and to avoid the uncertainty, of any litigation, and without admitting any liability or wrongdoing whatsoever, Maiden has determined to voluntarily supplement certain disclosures in the proxy statement/prospectus by providing the additional information presented below in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the merit, necessity or materiality of any supplemental disclosures under any applicable laws. To the contrary, Maiden specifically denies that any further disclosure of any kind was or is material or required.

Supplemental Disclosure to the Proxy Statement/Prospectus

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the proxy statement/prospectus and should be reviewed in conjunction with the disclosures contained in the proxy statement/prospectus, which in turn should be carefully read in its entirety. To the extent information set forth in the supplemental disclosures differs from or updates information contained in the proxy statement/prospectus, the information in this Current Report on Form 8-K shall supersede the applicable information contained in the proxy statement/prospectus. All page references are to the proxy statement/prospectus, and capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the proxy statement/prospectus. For clarity, new text within restated paragraphs from the proxy statement/prospectus is highlighted with bold, underlined text.

The Section of the Proxy Statement/Prospectus entitled “The Transaction” is amended and supplemented as follows:

1.	The paragraph subtitled “Discounted Cash Flow Analysis” beginning on page 89 of the proxy statement/prospectus is amended to read as follows.

Discounted Cash Flow Analysis. IAP performed an illustrative discounted cash flow analysis on Kestrel to derive a range of illustrative enterprise values for Kestrel. Using the mid-year convention for discounting cash flows and discount rates ranging from 14.0% to 16.0%, reflecting estimates of Kestrel’s weighted average cost of capital, IAP discounted to present value as of December 27, 2024 (i) estimates of unlevered free cash flow for Kestrel for the fiscal years 2025 through 2028 as reflected in the Management Projections and (ii) a range of illustrative terminal values for Kestrel, which were calculated by applying terminal year exit enterprise value (“EV”) to the last twelve month EBITDA (“EV/LTM EBITDA”) multiples ranging from 11.0x to 13.0x, to a terminal year estimate of EBITDA to be generated by Kestrel as reflected in the Management Projections. The range of discount rates reflects a 15.0% estimated weighted average cost of capital based on a review of ten peer companies, calculated by applying a 4.8% risk free interest rate (the spot 20-year treasury yield), plus a 5.8% equity risk premium (being 7.2% adjusted by an estimated three-year unlevered beta of 0.81), plus an additional 4.7% size premium. Unlevered free cash flow was calculated by applying an estimated 21.0% tax rate to EBITDA for each year, resulting in estimated unlevered free cash flow of $12.2 million in 2025, $18.5 million in 2026, $22.5 million in 2027 and $24.7 million in 2028. The range of terminal year exit EV/LTM EBITDA multiples was estimated by IAP utilizing its professional judgment and experience. IAP derived ranges of illustrative enterprise values for Kestrel by adding the ranges of present values that it derived above. The terminal year estimate of EBITDA (pertaining to fiscal year 2028) was $31.2 million, resulting in the following undiscounted terminal values: (a) $343.6 million at an 11.0x multiple, (b) $374.9 million at a 12.0x multiple and (c) $406.1 million at a 13.0x multiple. The discounted cash flow analysis indicated an enterprise value range of Kestrel on a standalone basis of $242 million to $295 million.

2.	The following paragraph on page 90 of the proxy statement/prospectus is amended to read as follows.

IAP and its affiliates are engaged in advisory, securities and financing and other financial and non-financial activities and services for various persons and entities. During the two-year period prior to the date of the Opinion, IAP and its affiliates did not provide any services to, and did not receive any compensation from, Kestrel or AmTrust. IAP has, in the past, provided financial advisory services to Maiden and/or its affiliates for which IAP has received customary compensation. In particular, since December 29, 2022, other than those services provided in connection with the transaction, IAP has provided buy-side M&A advisory services to Maiden and its affiliates, for which it was paid a total of $50,000. IAP may, in the future, provide investment banking, placement agent and other services to Kestrel and/or its affiliates or AmTrust and/or its affiliates from time to time for which IAP or its affiliates may receive compensation. IAP and its affiliates may, in the future, provide investment banking, placement agent and other services to Maiden and/or its affiliates from time to time for which IAP or its affiliates may receive compensation.

3.	The following text and table are inserted at the end of footnote (3) to the table under the subheading “The Projections” beginning on page 91 of the proxy statement/prospectus.

For the purposes of the Projections, EBITDA was calculated as follows. Totals may not sum due to rounding.

($ amounts in millions)	2024E	11/30/24 Adjusted LTM	2025E	2026E	2027E	2028E
Total Revenue	$5.3	$17.0	$22.7	$32.4	$39.6	$44.4
Expenses
Personnel Expenses	(3.6)	(3.8)	(5.1)	(6.1)	(7.3)	(8.1)
Occupancy	(0.2)	(0.2)	(0.3)	(0.5)	(0.7)	(0.9)
Travel	(0.2)	(0.2)	(0.3)	(0.5)	(0.6)	(0.9)
Legal/Professional Fees	—	(0.8)	–—	–—	–—	—
Audit/Professional Fees	(1.0)	(0.9)	(1.3)	(1.7)	(2.2)	(2.8)
IT Expenses	—	—	—	–—	(0.1)	(0.1)
Insurance	—	—	(0.1)	(0.1)	(0.1)	(0.1)
Other Expenses	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Total Expenses	$(5.2)	$(6.2)	$(7.2)	$(9.0)	$(11.1)	$(13.1)
EBITDA	$0.1	$10.8	$15.5	$23.4	$28.5	$31.2

*        *       *

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, other than purely historical information, including statements in respect of the completion of the Transactions, projections and related assumptions are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified with the words “anticipate”, “believe”, “expect”, “predict”, “estimate”, “intend”, “plan”, “project”, “seek”, “potential”, “possible”, “could”, “might”, “may”, “should”, “will”, “would”, “will be”, “will continue” “will likely result” and similar expressions. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this Current Report on Form 8-K should not be considered as a representation by Maiden, Kestrel, Bermuda NewCo or any other person that Maiden, Kestrel or Bermuda NewCo’s objectives or plans or other matters described in any forward-looking statement will be achieved. These statements are based on current plans, estimates, assumptions and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore, you should not place undue reliance on them. Important factors that could cause actual results to differ materially from those in such forward-looking statements are set forth in Item 1A “Risk Factors” in Maiden’s Annual Report on Form 10-K for the year ended December 31, 2024 and the proxy statement/prospectus.

Maiden cautions that the list of important risk factors in such documents is not intended to be and is not exhaustive. Maiden undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law, and all subsequent written and oral forward-looking statements attributable to Maiden, Kestrel and Bermuda NewCo or individuals acting on their behalf are expressly qualified in their entirety by this paragraph. If one or more risks or uncertainties materialize, or if underlying assumptions prove to be incorrect, actual results may vary materially from what was projected. Any forward-looking statements in this Current Report on Form 8-K reflect the current view with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to Maiden, Kestrel and Bermuda NewCo’s operations, results of operations, growth, strategy and liquidity. Readers are cautioned not to place undue reliance on the forward-looking statements which speak only as of the dates of the documents in which such statements were made.

Additional Information Regarding the Transactions and Where to Find It

In connection with the Transactions, Bermuda NewCo has filed a registration statement on Form S-4 (File No. 333-285664) with the SEC that includes the proxy statement/prospectus. Maiden and Bermuda NewCo may also file or furnish other documents with the SEC regarding the Transactions. This Current Report on Form 8-K is not a substitute for the registration statement, the proxy statement/prospectus or any other document that Maiden or Bermuda NewCo may file or furnish or cause to be filed or furnished with the SEC. INVESTORS IN AND SECURITY HOLDERS OF MAIDEN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and other documents filed with or furnished to the SEC by Maiden or Bermuda NewCo through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Maiden:

Maiden Holdings, Ltd.

48 Par-La-Ville Road, Suite 1141

Hamilton HM 11 Bermuda

Attn: Corporate Secretary

Participants in the Solicitation

Each of Maiden, Bermuda NewCo and their respective directors, executive officers, members of management and employees, and Luke Ledbetter, President and Chief Executive Officer of Kestrel, and Terry Ledbetter, Executive Chairman of Kestrel, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from Maiden’s shareholders in connection with the Transactions. Information regarding Maiden’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Maiden’s annual report on Form 10-K for the fiscal year ended December 31, 2024, as amended, which was filed with the SEC on March 10, 2025 and amended on March 20, 2025 and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. A summary biography for each of Luke Ledbetter and Terry Ledbetter is set forth below:

Luke Ledbetter serves as President and Chief Executive Officer of Kestrel. Mr. Ledbetter previously served as Chief Underwriting Officer and Head of Business Development with State National Companies. During Mr. Ledbetter‘s tenure at State National, gross written premium grew to more than $2.5 billion annually. Mr. Ledbetter holds law degrees from Cambridge University and the University of Texas School of Law in addition to a B.A. from the University of Texas at Austin.

Terry Ledbetter serves as Executive Chairman of Kestrel. Mr. Ledbetter co-founded State National Companies in 1973 and served as Chairman, President and Chief Executive Officer until his retirement at the end of 2019. Mr. Ledbetter pioneered the dedicated fronting business model in the property & casualty industry and guided State National through its initial public offering in 2014 and sale to Markel Corporation in 2017. He received his B.B.A. from Southern Methodist University.

Neither Luke Ledbetter nor Terry Ledbetter directly owns any securities of Maiden at this time.

Additional information regarding the identity of all potential participants in the solicitation of proxies to Maiden shareholders in connection with the Transactions and other matters to be voted upon at the Maiden shareholders meeting to approve the Transactions, and their direct and indirect interests, by security holdings or otherwise, are included in the definitive proxy statement/prospectus.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIDEN HOLDINGS, LTD.

Date: April 21, 2025	By:	/s/ Patrick J. Haveron
		Name:	Patrick J. Haveron
		Title:	Chief Executive Officer and Chief Financial Officer